SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

       Filed by the registrant  [x]
       Filed by a party other than the registrant [ ]
       Check the appropriate box:
       [ ] Preliminary proxy statement
       [ ] Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
       [x] Definitive proxy statement
       [ ] Definitive additional materials
       [ ] Soliciting  material pursuant to
           Rule 14a-11(c) or Rule 14a-12

                         SPECIALIZED LEASING, INC.
            (Name of Registrant as Specified in Its Charter)

 (Name of Person(s) filing proxy statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
       [ ] No Fee required.
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

       [ ] Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which The offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:

       (2) Form, schedule or registration statement no.:

       (3) Filing party:

       (4) Date filed:



                             SPECIALIZED LEASING, INC.
                               101 E. PANTANO ROAD
                              TUSCON, ARIZONA 85710

                                                     September 2, 2003

Dear Stockholder:

         You are cordially invited to attend a special meeting of the stockholders of Specialized Leasing, Inc. ("Specialized") to be held at 10:00 a.m., Pacific Standard Time, on September 12, 2003, at 101 E. Pantano Road, Tuscon, Arizona, for the following purposes:

1.	To vote on a proposal to amend Specialized's certificate of
incorporation to change the name of Specialized from "Specialized Leasing, Inc." to "Sassoon Group, Inc."

2.	To transact such other business as may properly come before the
	special meeting or any adjournments or postponements of the special meeting.

         Only Specialized's stockholders of record at the close of business on August 21, 2003, are entitled to notice of, and entitled to vote at, the special meeting and at any adjournments or postponements of the special meeting.

         The Specialized board of directors unanimously recommends that stockholders vote "FOR" the above proposals.

         Whether or not you plan to attend, to assure your representation at the meeting please carefully read the accompanying proxy statement, which describes the matter to be voted upon, and complete, sign, date and return the enclosed proxy card in the accompanying postage-paid reply envelope. Should you receive more than one proxy card because your shares are registered in different names and addresses, please return each of them to ensure that all your shares are voted. If you hold your shares of Specialized in street name and decide to attend the special meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of Specialized's shares and submit the enclosed proxy card and then vote by ballot, your proxy vote will be revoked automatically an only your vote will be counted. The prompt return of your proxy card will assist us in preparing for the special meeting.

         We look forward to seeing you at the special meeting

                                    By Order of the Board of Directors,

                                    /s/Robert Sautter, President
                                    --------------------------------
                                    Robert Sautter, President


Tuscon, Arizona
September 2, 2003


                            SPECIALIZED LEASING, INC.
                               101 E. PANTANO ROAD
                              TUSCON, ARIZONA 85710

                                 PROXY STATEMENT
                                     FOR THE
                         SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON SEPTEMBER 12, 2003

                      GENERAL INFORMATION FOR STOCKHOLDERS

         The enclosed proxy card is solicited on behalf of the board of directors of Specialized Leasing, Inc., a Nevada corporation ("Specialized"), for use at a special meeting of stockholders to be held at 10:00 a.m., Pacific Standard Time, on September 12, 2003, at 101 E. Pantano Road, Tuscon, Arizona, and at any adjournment.
This proxy statement and the accompanying proxy card were mailed on or about September 2, 2003, to the stockholders entitled to vote at the special meeting.

                             RECORD DATE AND VOTING

        The specific proposal to be considered and acted upon at the Special meeting is described in detail in this proxy statement. Stockholders of record at the close of business on August 21, 2003 (the "Record Date"), are entitled to notice of, and to vote at, the special meeting. As of the close of business on that date, there were outstanding and entitled to vote 47,997,650 shares of Specialized's common stock, par value $0.001 per share (the "Common Stock").
Each holder of Common Stock is entitled to one vote for each share of Common Stock held by that stockholder on the Record Date.

        A majority of all of the shares of Common Stock entitled to vote, whether present in person or by represented by proxy, will constitute a quorum for the transaction of business at the special meeting.

        At the special meeting, all holders of shares of Common Stock will be asked to vote on the proposal. A majority of the votes cast by the holders of Common Stock is required in order to approve the proposal.

        If a choice as to the proposal before the special meeting has been specified by a stockholder on a returned proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted in favor of the proposal.

         Abstentions and broker non-votes (that is, a proxy submitted by a broker or nominee that specifically indicates the lack of discretionary authority to vote on the proposals) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether the proposal has been approved.

         To ensure that your shares are voted at the special meeting, Please complete, date, sign and return the enclosed proxy in the accompanying postage-prepaid, return envelope as soon as possible.

	The corporate action described in this proxy statement will not afford to stockholders the opportunity to dissent from the action described herein and to receive an agreed or judicially appraised value for their shares.

                             REVOCABILITY OF PROXIES

         Any stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise. A stockholder of record may revoke a proxy by filing with Specialized's Corporate Secretary at its principal executive offices at 101 E. Pantano Road, Tuscon, Arizona 85710 a duly executed proxy bearing a later date, or by attending the special meeting and voting that stockholder's shares in person.
Persons who hold Specialized's shares in street name may revoke their proxy by contacting their broker to obtain a legal ballot and filing that ballot bearing a later date with the Corporate Secretary of Specialized at its principal executive offices or by attending the special meeting and voting that legal ballot in person.

                                  SOLICITATION

         Specialized will bear the cost of soliciting proxies. In addition, Specialized will solicit shareholders by mail with the assistance of its regular employees and will ask banks and brokers, and other custodians, nominees and fiduciaries, to solicit those of their customers who have stock of Specialized registered in the names of those persons, and Specialized will reimburse them for their reasonable out-of-pocket costs. Specialized may use the services of its officers, directors and others to solicit proxies, personally or by e-mail, facsimile, telephone or other forms of communication, without additional compensation.

                           FORWARD-LOOKING STATEMENTS

         Certain statements in this proxy statement may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. The assumptions reflected in these statements are subject to certain risks, uncertainties and other factors, including changes in general economic or business conditions, competition from other companies within Specialized's market segment, and certain of those risks described in Specialized's most recent report on Form 10-KSB filed with the Securities and Exchange Commission.

                                PROPOSAL NO. 1

AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE
SPECIALIZED'S NAME TO "SASSOON GROUP, INC."

         The board of directors has unanimously approved, subject to stockholder approval, an amendment to Specialized's articles of Incorporation, changing the name of Specialized to "Sassoon Group, Inc." The full text of the proposed changes to Specialized's articles of incorporation has been incorporated into the proposed certificate of amendment of Specialized's articles of incorporation included as Exhibit A.

        This name change is a result of Specialized's execution of a definitive agreement to acquire 100% of the outstanding shares of Sassoon Group, Inc., which designs, sources and markets a brand of high-quality apparel under the Sassoon, Match II, Outdoor Life and Home Turf labels.

  Sassoon Group designs, manufactures, imports, sells and markets branded and non-branded apparel. The company has a showroom in New York, a distribution center in Pennsylvania and a distribution center in Las Vegas, within a Foreign Trade Zone. The company designs, sources and markets a brand of high-quality apparel under the SASSOON, MATCH II, OUTDOOR LIFE and HOME TURF labels. Each line is characterized by its signature pieces and expanded upon to offer a complete line of apparel intrinsic to its market. The product lines can be expanded to include underwear, loungewear and outerwear, as well as accessories such as ties, hats, scarves, gloves, jewelry, backpacks and small leather goods. Sassoon Group distributes its clothing via leading retailers throughout the United States and abroad.

  In connection with this transaction Specialized Leasing will transfer all of the assets and liabilities of its existing business to a wholly-owned subsidiary, and, subject to shareholder and regulatory approval, distribute all of the common stock of that entity to existing shareholders. The Company contemplates that, as a result of the spin-off, Specialized's existing shareholders would maintain their proportionate ownership interest in Specialized's existing business, although the business will reside in a different corporation, the common stock of which, subject to market-maker action and regulatory approval, would be quoted on the OTC Bulletin Board. The spun-off corporation will retain all of the assets and operations and other characteristics of the existing Specialized Leasing.

         Specialized believes its name change will have no adverse effect on its business.

         Stockholders will not be required to submit their stock certificates for exchange. Following the effective date of the amendment changing the name of Specialized, all new stock certificates issued by Specialized will be overprinted with Specialized's new name.

         The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the Record Date is required for the approval of this proposal.

         The board of directors deems this proposal to be in the best interests of Specialized and its stockholders and recommends that you vote "FOR" this proposal.

                                 OTHER BUSINESS

         As of the date of this proxy statement, the only business which The board of directors intends to present and knows that others will present at the special meeting is that herein set forth. If any other matter is properly brought before the special meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                                            THE BOARD OF DIRECTORS

Dated:   September 2, 2003


Exhibit A

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION


	I, Robert Sautter, President and I, Richard A. Taulli,
Secretary of Specialized Leasing, Inc., certify that:

1.	They are the duly elected President and Secretary, respectively, of Specialized Leasing, Inc. Charter No. C4992-2000, a Nevada corporation.

2.	The original Articles were filed in the Office of the Secretary of State on February 24, 2000.

3.	On September 12, 2003, at a duly noticed Special Meeting of
the Shareholders, __________ of the then issued and outstanding
59,997,650 shares of Common Stock voted in favor of the following amendment of the Articles of Incorporation.

4.	Article 1 of the Articles of Incorporation are hereby amended as follows:

4.	Name of the Corporation:

	The name of the Corporation is Sassoon Group, Inc.


DATED:	September 12, 2003.


________________________ 		____________________________
Robert Sautter, President		Richard A. Taulli, Secretary


This instrument was acknowledged 	This instrument was acknowledged
Before me on this 12th day of  		before me on this 12th day of
September, 2003 by Robert 		September, 2003 by Richard A.
Sautter.				Taulli.



_________________________	 	____________________________
(Notary Public Signature)		(Notary Public Signature)






                                   PROXY CARD

                         SPECIALIZED LEASING, INC.
                         Special meeting of Stockholders

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned stockholder of Specialized Leasing, Inc. ("Specialized") hereby revokes all previous proxies, acknowledges receipt of the notice of special meeting of stockholders to be held on September 12, 2003, and the related proxy statement, and appoints Richard A. Taulli as proxy of the undersigned, with full power of substitution to vote all shares of Specialized's common stock that the undersigned is entitled to vote at a special meeting of stockholders to be held at 101 E. Pantano Road, Tuscon, Arizona on September 12, 2003, at 10:00 a.m., Pacific Standard Time, and at any adjournments thereof. The shares represented by the proxy may only be voted in the manner specified below.


1. To authorize the proposal to amend Specialized's certificate of incorporation to change the name of Specialized from "Specialized
Leasing, Inc." to "Sassoon Group, Inc.";

                  FOR [ ]           AGAINST [ ]         ABSTAIN [ ]

2. To transact such other business as may properly come before the special meeting and any adjournment or adjournments thereof.

         The board of directors recommends you vote "FOR" the above proposal.

         This proxy when properly executed will be voted in the manner directed above. In the absence of direction for the above proposals, this proxy will be voted "FOR" that proposal.

                         (Continued on the other side.)


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


         Please print the shareholder name exactly as it appears on this proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.


                                          Dated: _________________, 2003


                                          ------------------------------
                                          (Print Name)


                                          ------------------------------
                                          (Authorized Signature)


         I plan to attend the special meeting in person:

                                    [ ]   Yes

                                    [ ]   No